This document is an English translation of the original Chinese version. In the event of any discrepancy, the original language version shall prevail.

Formosa (Hong Kong) Co., Ltd. Consulting Services Agreement

Agreement No.: FC-C-202201

Date: December 5, 2022

Party A (Client)

Name: Formosa (Hong Kong) Co., Ltd.

Address: Room 7-1, 3/F, Chee Shing Industrial Building, 43-45 Kui Shue Street, Tai Kok Tsui, Kowloon, Hong Kong

Authorized Signatory: Yang Haichun

Party B (Service Provider)

Name: Xiamen Gongguo Human Resources Co., Ltd.

Registered Address: Room 710-6, 265 Lingxia West Road, Huli District, Xiamen

Authorized Signatory: Li Chunyan

Recitals

Party A is a Hong Kong-registered enterprise and, due to business needs, uses labor in Mainland China. Party A entrusts Party B to publicly recruit, hire, and manage Mainland China employees in Party B's name, with such employees belonging to Party B and Party B assuming the statutory responsibilities of the employer in accordance with law. Party A designates Ronghui Guantong Investment Consulting (Shenzhen) Co., Ltd. (the "Paying Agent") to pay the service fees under this Agreement. The Paying Agent shall issue an invoice to Party A for the amounts paid on its behalf, and Party B shall bear responsibility to Party A for the services provided. Party B agrees to accept Party A's entrustment, and the parties enter into this Agreement on the basis of good faith.

Article 1 Entrusted Matters

1.1 Nature of Services

This Agreement constitutes human resources outsourcing / Employer of Record (EOR) services. Party B shall be the statutory employer of the Mainland China employees, who shall provide professional services to Party A in the capacity of consultants through the internet/remotely (hereinafter referred to as "Remote Consulting Services"). Party B shall be the statutory employer, and Party A shall be the actual user of labor.

1.2 Core Services

1. Recruitment on behalf of Party A: posting positions, interviewing, background checks, and hiring.
2. Contracting: Party B signs labor contracts with employees and completes employment filing.
3. Compensation: monthly payment of employee wages.
4. Social insurance and housing fund: payment in accordance with laws and regulations in Mainland China.
5. Taxation: withholding and remitting individual income tax in accordance with law and completing filings.
6. HR matters such as onboarding/offboarding, labor dispute handling, and issuance of certificates.

1.3 Management

Employees shall accept Party A's on-site/business management, but the labor relationship, wages, social insurance, and legal liabilities shall all belong to Party B.

1.4 Invoicing

The Paying Agent designated by Party A, Ronghui Guantong Investment Consulting (Shenzhen) Co., Ltd., shall issue an invoice to Party A for the amounts paid on its behalf. Party B shall still bear full responsibility to Party A for the services and shall cooperate by providing the materials needed for invoicing.

1.5 Qualifications and Performance Warranty

Party B warrants that it has obtained all legal qualifications required to provide the human resources outsourcing/EOR services under this Agreement, including but not limited to a human resources service license and labor dispatch operation license, if applicable, and shall keep them valid. In addition, Party B particularly warrants and undertakes that the labor contracts it signs with employees will include complete clauses on intellectual property ownership, confidentiality, and non-compete restrictions as required by Article 6, Section (2), Item 7 of this Agreement. If Party B breaches this clause and causes any loss to Party A, including losses resulting from qualification issues or defects in IP clauses, Party B shall bear full compensation liability.

Article 2 Recruitment Process

2.1 Submission of Requirements

Party A shall provide Party B with a written "Position Recruitment Requirement Confirmation Form" setting out the following key information:

1. Position title, number of hires, and qualification requirements.
2. Job content, scope of responsibilities, and evaluation criteria.
3. Compensation and benefits, including monthly base salary, bonuses, salary payment cycle, and adjustment rules.
4. Probation standards and formal hiring conditions.
5. Other special requirements.

2.2 Requirement Confirmation

After receiving the "Position Recruitment Requirement Confirmation Form," Party B shall complete its review within 3 working days. If any content does not comply with Mainland China labor laws or normal human resources market practice, Party B shall promptly provide written feedback to Party A for adjustment. If no feedback is given within the time limit, the requirements shall be deemed accepted.

2.3 Recruitment Execution

1. Based on the confirmed requirements, Party B shall publish position information through lawful recruitment channels and conduct candidate search and initial screening.
2. After recruitment begins, Party B shall update Party A on recruitment progress every 7 working days, including the number of candidates, screening stage, and interview arrangements.
3. Party B shall submit the resumes and evaluation opinions of candidates who pass the initial screening to Party A, and Party A shall determine the list for second-round interviews and interview arrangements.
4. After interviews, Party A shall confirm the results to Party B within 3 working days, and Party B shall arrange hiring based on Party A's confirmation.

Article 3 Salary Process

3.1 Submission of Details

By the 10th day of the first month of each quarter, Party A shall submit to Party B the quarterly "Salary Payment Detail Sheet" (including employee names, monthly base salary, bonuses, allowances, and

other complete information) as the basis for payments for that quarter. Party A shall also submit the same detail sheet to the Paying Agent.

3.2 Mid-Quarter Adjustments

1. If employees need to be added or removed during the quarter, or if monthly salary amounts need to be adjusted, Party A shall issue a written "Salary Adjustment Notice" to Party B at least 7 days in advance and simultaneously submit it to the Paying Agent.
2. After receiving the "Salary Adjustment Notice," Party B shall complete its review and provide written confirmation to Party A within 3 working days. If no reply is given within the time limit, the notice contents shall be deemed accepted.

3.3 Transfer of Funds

By the 25th day of the first month of each quarter, Party A shall transfer to the designated payment account of the Paying Agent the total salary amount payable for that quarter, the employer's portion of social insurance and housing fund contributions, individual income tax, and the total service fee. After receiving the funds, the Paying Agent shall transfer the corresponding amounts to Party B's designated account within 2 working days.

Article 4 Invoicing Process

4.1 Invoicing Entity

The Paying Agent designated by Party A, Ronghui Guantong Investment Consulting (Shenzhen) Co., Ltd., shall issue an invoice to Party A for the amounts paid on its behalf.

4.2 Invoicing Time

After completing all payments for the quarter, the Paying Agent shall issue the invoice to Party A at the end of each quarter.

4.3 Invoice Amount

The invoice amount shall be based on the actual salary payments for the quarter, the employer's portion of social insurance and housing fund contributions, and the total service fee, all denominated in RMB.

4.4 Invoice Description

The invoice description shall be "Consulting Service Fee."

4.5 Delivery Method

Within 5 working days after all quarterly payments are completed, the Paying Agent shall send the invoice to Party A's designated email address. If a paper invoice is required, the Paying Agent shall send it by courier, with courier costs borne by the Paying Agent.

4.6 Reissuance and Correction

Party A shall verify the invoice within 3 working days after receipt. If any invoice information is found to be incorrect, Party A shall promptly notify the Paying Agent in writing. The Paying Agent shall reissue or correct the invoice free of charge within 2 working days after receiving the notice. Party B shall cooperate by providing the details needed for invoicing.

4.7 Party B's Cooperation Obligation

At the end of each quarter, Party B shall provide the Paying Agent with a "Service Fee Detail Confirmation Form" confirming the amount of service fee payable for that period, which shall serve as the basis for the invoice issued by the Paying Agent.

Article 5 Service Fee Settlement

5.1 Service Fee Standard

The service fee shall be calculated at [redacted] per person per month. The monthly total service fee = RMB 10 multiplied by the number of employees on the payroll for that month. The service fee is purely an administrative management fee and does not include any social insurance or taxes.

5.2 Deduction Method

The service fee shall be directly deducted by the Paying Agent from the funds paid by Party A and then remitted to Party B.

5.3 Quarterly Reconciliation

Within 5 working days at the beginning of the next quarter, Party B shall provide Party A with a "Quarterly Payment and Expense Settlement Summary" for the previous quarter, listing the total salary payments, social insurance and housing fund contributions, individual income tax amounts, and service fees for each month of the previous quarter. The Paying Agent shall simultaneously provide Party A with a "Detail of Paid Amounts" for verification. Party A shall complete the

reconciliation and provide written confirmation within 5 working days after receipt; if no objection is raised within the time limit, the summary shall be deemed accepted.

Article 6 Rights and Obligations of the Parties

(1) Rights and Obligations of Party A

Party A has the right to require Party B to complete recruitment, salary payment, and social insurance contributions within the time limits and standards agreed in this Agreement; to require the Paying Agent to complete payment and invoicing on time; and to inspect relevant records and details. Party A shall:

1. Transfer all funds to the Paying Agent on time and in full, without delay or deduction.
2. Submit the "Position Recruitment Requirement Confirmation Form," "Salary Payment Detail Sheet," and all adjustment notices as agreed, ensuring the information is true, accurate, and complete, and timely synchronize them with the Paying Agent.
3. Be responsible for communicating Party A's business standards and work requirements to employees, conducting business training and performance assessment.
4. Inform employees in advance of the service fee deduction rules and coordinate the handling of objections or inquiries arising from discrepancies between salary payments, deductions, and recruitment information.
5. Keep confidential the business information and employees' personal information disclosed by Party B and the Paying Agent during performance, and not disclose it to any third party.
6. Ensure that the Paying Agent has the performance capability to make timely payments and issue invoices, and Party A shall bear joint liability for the Paying Agent's breach.

(2) Rights and Obligations of Party B

Party B has the right to require Party A to provide the necessary information and materials for recruitment, salary payments, social insurance contributions, and invoicing services, and to receive the service fee as agreed. Party B shall:

1. Timely and accurately complete recruitment execution, salary payment, and social insurance and housing fund contributions in accordance with this Agreement, ensuring compliance with relevant Mainland China laws and regulations.
2. Strictly comply with confidentiality obligations and bear confidentiality responsibility for Party A's business information and employees' personal information obtained during performance,

including names, contact details, salary standards, identity information, etc. Unless required by law or with Party A's written consent, such information shall not be disclosed to any third party.

3. Comply with the Personal Information Protection Law of the People's Republic of China and relevant cross-border data transfer rules regarding Party A's business information and employees' personal information obtained during service. Unless Party A gives written consent or legal compulsion requires otherwise, such data may not be transferred across borders or disclosed to third parties.
4. Timely respond to Party A's adjustment notices and inquiries, cooperate with Party A in quarterly reconciliation, and provide necessary explanations and materials.
5. Cooperate with the Paying Agent in providing materials needed for invoicing, including the "Service Fee Detail Confirmation Form."
6. Shall not improperly withhold or misappropriate the funds transferred by the Paying Agent, and shall not unilaterally change salary amounts, deduction standards, or recruitment information.
7. Intellectual Property Ownership and Confidentiality Obligations: As the statutory employer of the employees, Party B undertakes that in the labor contracts it signs with each employee, it shall clearly and conspicuously stipulate the following, and ensure that employees are aware of, understand, and agree to them:
   a. **Intellectual property ownership:** Any and all ideas, inventions, creations, developments, improvements, know-how, computer software, source code, object code, documents, designs, specifications, data, technical know-how, solutions, reports, copyrighted works, and any other forms of intellectual property, whether registrable or not, created solely or jointly with others by employees during their employment with Party B and while providing services to Party A (including use of Party A's material and technical conditions, business information, or during working hours) (collectively, "Work Product"), shall have all intellectual property rights, ownership, and related interests permanently, unconditionally, and irrevocably assigned to and owned by Party A from the date of creation.
   b. **Party B's assistance obligation:** Party B shall use commercially reasonable efforts to ensure and cause employees to sign all necessary documents (including, without limitation, assignment declarations and powers of attorney) and take all necessary actions to assist Party A or its designated party in confirming, maintaining, protecting, and exercising Party A's rights in the foregoing Work Product in any country or region. This obligation shall survive termination of this Agreement or the employee labor contract.
   c. **Confidentiality obligation:** Employees shall bear a strict confidentiality obligation regarding any trade secrets, proprietary information, technical materials, customer lists, business information, etc. (collectively, "Confidential Information") of Party A to which they are

exposed during service. This confidentiality obligation shall not terminate upon termination of the labor relationship between the employee and Party B.

d. **Non-compete:** At Party A's written request, Party B shall enter into reasonable non-compete agreements with employees who have access to Party A's core confidential information, stipulating that for a certain period after termination of the labor relationship, the employee shall not engage in specified work for entities competing with Party A.

e. **Warranty and compensation:** Party B warrants that the terms of its labor contracts and related agreements with employees are sufficient to achieve the arrangements in items a to d above. If, due to defects in the contract terms provided by Party B or insufficient supervision in performance, any Work Product fails to belong to Party A or confidential information is leaked or competitive conduct occurs, Party B shall bear full compensation liability and take all remedial measures.

8. During recruitment, comply with Mainland China labor laws and recruitment market rules, and shall not publish false job information or discriminate against candidates; Party B shall bear legal responsibility for any violations in recruitment.
9. With respect to payment delays caused by the Paying Agent's failure to transfer funds on time, Party B has the right to require Party A to pay directly or bear liability for breach.

Article 7 Liability for Breach

7.1 Late Transfer by Party A

If Party A delays transferring funds to the Paying Agent, Party A shall pay liquidated damages to Party B at 0.1% of the amount not transferred for each day of delay. If the delay exceeds 15 days, Party B may terminate this Agreement and require Party A to settle all unpaid amounts and liquidated damages.

7.2 Late Transfer by Paying Agent

If the Paying Agent delays transferring funds to Party B, such delay shall be deemed a late payment by Party A. For each day of delay, Party A shall pay liquidated damages to Party B at 0.1% of the corresponding amount. If the Paying Agent's operational error results in overpayment, underpayment, or missing payment, Party A shall urge the Paying Agent to correct it within 1 working day and shall bear compensation liability for Party B's direct losses thereby caused. If the delay exceeds 15 days, Party B may terminate this Agreement.

7.3 Late Performance by Party B

If Party B fails to complete salary payment or social insurance contributions within the agreed time limit, Party B shall pay liquidated damages to Party A at 0.1% of the corresponding amount for each day of delay. If Party B's operational error causes overpayment, underpayment, or underpayment of contributions, Party B shall correct it within 1 working day and compensate Party A for the direct losses thereby caused.

7.4 Failure of Paying Agent to Issue Invoice

If the Paying Agent fails to issue the invoice as agreed, Party A has the right to require Party B to issue an invoice directly as a substitute, or require the Paying Agent to correct the issue within a time limit. If this causes losses to Party A, Party A may seek recovery from the Paying Agent, and Party B shall provide necessary assistance.

7.5 Breach of Confidentiality / Unauthorized Changes

If Party B breaches its confidentiality obligations or unilaterally changes payment or recruitment information, it shall pay Party A liquidated damages of RMB 5,000. If actual losses are caused to Party A, Party B shall additionally compensate them in full, and Party A has the right to terminate this Agreement.

7.6 Improper Deduction

If Party B deducts fees in violation of the "[redacted]/person/month" standard, it shall correct the issue within 2 working days after Party A's notice and refund any overcharged amount or make up any undercharged amount. If employees suffer losses, Party B shall bear compensation liability.

7.7 False or Non-Compliant Information from Party A

If the recruitment requirements or salary information provided by Party A are untrue or do not comply with Mainland China law, resulting in recruitment failure, employee complaints, or labor disputes, Party A shall bear full responsibility. Party B shall cooperate in handling the matter, and any additional expenses shall be borne by Party A.

7.8 Failure to Carry Out Recruitment

If Party B fails to carry out recruitment work as agreed, resulting in recruitment delay or employee objections after onboarding, Party B shall provide free supplementary recruitment. If Party A suffers economic losses, Party B shall compensate Party A.

Article 8 Term and Termination

8.1 Term

This Agreement shall become effective upon signature and seal by both parties and shall remain valid for 3 years. If neither party gives written notice of termination 30 days before expiry, this Agreement shall automatically renew for another 3 years, and subsequent renewals shall follow the same rule.

8.2 Early Termination

If either party needs to terminate this Agreement early, it shall give 15 days' prior written notice to the other party. The Agreement may be terminated only after both parties reach agreement and all payments are settled. If a party terminates unilaterally without mutual agreement, it shall pay the other party liquidated damages of RMB 5,000, and shall separately compensate any losses caused.

8.3 Post-Termination Obligations

After termination of the Agreement, Party B shall complete the monthly salary payment and social insurance/housing fund contribution for that month, the Paying Agent shall complete the final payment and invoicing, and Party A shall settle all outstanding amounts. Party B shall transfer relevant recruitment records, salary payment records, and other materials to Party A within 10 days after termination.

Article 9 Dispute Resolution

9.1 Any disputes arising from the formation, performance, interpretation, or resolution of disputes under this Agreement shall first be settled through friendly negotiation.
9.2 If negotiation fails, either party may file a lawsuit with the High Court of the Hong Kong Special Administrative Region, and the losing party shall bear the litigation costs.

Article 10 Other Terms

10.1 Matters not covered by this Agreement may be addressed in a separate supplemental agreement; if the supplemental agreement conflicts with this Agreement, the supplemental agreement shall prevail.
10.2 This Agreement is made in two copies, one held by each party, each having equal legal effect, and becomes effective upon signature and seal by both parties.
10.3 Paying Agent Arrangement: Party A designates Ronghui Guantong Investment Consulting (Shenzhen) Co., Ltd. as the Paying Agent, and the Paying Agent shall issue invoices to Party A for the amounts paid on its behalf. The Paying Agent is not a signatory to this Agreement, but its payment and invoicing acts shall be deemed part of Party A's performance under this Agreement, and Party A shall bear joint liability to Party B for the Paying Agent's breach. Party A warrants that the Paying Agent has

sufficient performance capability. If the Paying Agent fails to transfer funds or issue an invoice on time, Party A agrees to pay Party B directly and bear the corresponding liability for breach.
10.4 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region. Any dispute under this Agreement shall be submitted to the High Court of the Hong Kong Special Administrative Region for resolution.

Party A (Seal): Formosa (Hong Kong) Co., Ltd.
Authorized Signatory:
Signing Date: December 5, 2022

Party B (Seal): Xiamen Gongguo Human Resources Co., Ltd.
Authorized Signatory:
Signing Date: December 5, 2022

福爾摩沙（香港）有限公司顧問費協議

協議編號　：FC-C-202201

日期　：2022 年 12 月 5 日

甲方（委託方）

名稱：福爾摩沙（香港）有限公司

地址：香港九龍大角咀櫸樹街 43-45 號其士工業大廈 3 樓 A 室 7-1

授權人：楊海春

乙方（受託方）

名稱：廈門共果人力資源有限公司

註冊地址：廈門市湖裏區嶺下西路 265 號 710 室之六

授權人：李春燕

鑒於條款

甲方為香港註冊企業，因業務需要在中國內地使用勞動力。

1.

甲方委托乙方以乙方名義對外公開招聘、錄用、管理內地員工，員工隸屬乙方名下，由乙方依法承擔用人單位法定責任。

2.

甲方指定融匯貫通投資顧問(深圳)有限公司(以下簡稱"代付方")代為支付本協議項下服務費用，代付方就代付款項向甲方開具 INVOICE，乙方就服務內容向甲方承擔責任。

3.

乙方同意接受甲方委託，雙方本著誠實信用原則訂立本協議。

第一條 委託事項

1.1 **服務性質**: 本協議為人力資源外包/名義雇主(EOR)服務,乙方為內地員工法定用人單位，員工以顧問身份通過網路/遠端方式向甲方提供專業服務(以下簡稱「遠端顧問服務」)，乙方為內地員工法定用人單位，甲方為實際用工單位。

1.2 **核心服務**

(1) 代招聘: 按甲方需求發布崗位、面試、背調、錄用。

(2) 簽約: 乙方與員工簽訂《勞動合同》，辦理用工備案。

(3) 薪酬: 按月發放员工薪酬。

(4) 社保公積金: 按中国境内法律依法依规缴纳员工社保及公积金。

(5) 稅務: 依法代扣代繳個人所得稅，完成申報。

(6) 入離職、勞動爭議協處、證明開具等人事事務。

1.3 員工接受甲方現場/業務管理，但勞動關係、薪酬社保、法律責任均歸屬乙方。

1.4 **發票開具**: 由甲方指定的代付方融匯貫通投資顧問(深圳)有限公司就代付款項向甲方開具 INVOICE;乙方仍須就服務內容向甲方承擔全部責任，並配合提供開票所需資料。

1.5 **乙方資質與履約保證**: 乙方保證其已取得提供本協議項下人力資源外包/EOR 服務所需的全部合法資質,包括但不限於人力資源服務許可、勞務派遣經營許可(如適用)，並持續維持有效。 **此外，乙方特別保證並承諾：其與員工簽訂的《勞動合同》將包含符合本協議第六條第（二）款第 7 項規定的、完備的知識產權歸屬、保密及競業限制條款。** 乙方違反本條導致甲方遭受任何損失的（包括但不限於資質問題或知識產權條款缺陷導致的損失），乙方承擔全部賠償責任。

第二條 招聘流程

2.1 **需求提供**: 甲方應向乙方出具書面《崗位招聘需求確認書》，明确以下核心信息:

(1) 崗位名稱、招聘人數、任職資格;

(2) 工作內容、職責邊界、考核標準;

(3) 薪酬待遇: 包括月度基本工資、獎金、薪酬發放週期及調整規則;

(4) 試用期標準、正式錄用條件;

(5) 其他特殊要求。

2.2 **需求確認**: 乙方收到《崗位招聘需求確認書》後，應在 3 個工作日內完成審核，對不符合中國境內勞動法規、人力資源市場常規的內容，應及時書面反饋甲方調整;逾期未反饋的，視為認可需求內容。

2.3 **招聘執行**:

(1) 乙方根據確認後的需求，通過合法招聘渠道發布崗位資訊，開展候選人搜尋、初試篩選;

(2) 乙方應在招聘啟動後，每[7]個工作日向甲方同步招聘進度(包括候選人數量、篩選階段、面試安排等);

(3) 乙方將通過初試的候選人簡歷及評估意見提交甲方，由甲方確定復試名單及面試安排;

(4) 面試結束後，甲方應在[3]個工作日內向乙方进行确认，乙方根據確認结果安排聘用。

第三條 薪酬流程

3.1 **明細提交**: 甲方應於每季度首月 10 日前，向乙方提交本季度《薪酬發放明細單》(含員工姓名、月度基本工資、獎金、津補貼等完整資訊),作為本季度支付的基礎依據;甲方應同步將明細單提交代付方。

3.2 **季度中調整**:

(1) 若季度內需新增、刪減員工，或調整員工的月度薪酬金額，甲方應至少提前 7 日向乙方出具書面《薪酬調整通知書》，並同步提交代付方;

(2) 乙方收到《薪酬調整通知書》後，應在 3 個工作日內完成審核並書面回復甲方確認;逾期未回復的，視為同意按通知書內容執行;

3.3 **資金劃轉**:

甲方應於每季度首月 25 日前，將本季度需支付的薪酬總額、社保公積金單位繳納部分、個人所得稅及服務費總額轉至代付方指定支付帳戶;代付方收到款項後,於 2 個工作日內將對應款項轉至乙方指定帳戶。

代付方指定收款帳戶:

-帳戶名稱:融匯貫通投資顧問(深圳)有限公司

3.4 **支付執行**: 乙方收到代付方轉付的資金及明細單(或已確認的調整通知)後於每月 30 日前，按約定完成薪酬的逐筆支付、社保公積金繳納及個稅申報。

第四條 開票流程

4.1 **開票主體**: 由甲方指定的代付方融匯貫通投資顧問(深圳)有限公司就代付款項向甲方開具 INVOICE。

4.2 **開票時間**: 代付方完成每季度全部代付款項後，於每季度末向甲方開具 INVOICE。

4.3 **開票金額**: 本季度實際支付的薪酬總額、社保公積金單位繳納部分及服務費總額(以人民幣結算金額為准)。

4.4 **INVOICE 內容**: 名稱為"顧問服務費"。

4.5 **交付方式**: 代付方應在季度支付全部完成後 5 個工作日內，將 INVOICE 發送至甲方指定郵箱;如需紙質 INVOICE，代付方應通過快遞寄送，快遞費用由代付方承擔。

4.6 **補開與更正**: 甲方收到 INVOICE 後 3 個工作日內完成核對，若發現 INVOICE 資訊有誤，應及時書面通知代付方;代付方應在收到通知後 2 個工作日內免費為甲方重開或更正。乙方應配合提供開票所需的明細資料。

4.7 **乙方配合義務**: 乙方應在每季度末向代付方提供《服務費用明細確認單》，確認當期應付服務費金額，作為代付方開具 INVOICE 的依據。

第五條 服務費結算

5.1 **服務費標準**: 按[redacted]/人/月計算，每月服務費總額=10 元當月在職員工人數。服務費為純行政管理費，不含任何社保、稅費。

5.2 **費用扣除方式**: 服務費由代付方從甲方支付的資金中直接扣除後轉付乙方。

5.3 **季度核對**: 乙方應於下一季度初 5 個工作日向甲方提供上一季度《支付及費用結算匯總表》，列明上一季度各月薪酬支付總額、社保公積金繳納金額、個稅金額及服務費額;代付方應同步向甲方提供《代付款項明細》供核對。甲方應在收到後 5 個工作日內完成核對並書面確認;逾期未提出異議的，視為認可匯總表內容。

第六條 雙方權利與義務

(一) 甲方權利義務

有權要求乙方按本協議約定的時限、標準完成招聘、薪酬支付、社保繳納，有權要求代付方按時完成代付及開票，有權查閱相關記錄及明細;

1.

按時、足額向代付方劃轉各項資金，不得拖延或克扣;

2.

按約定提交《崗位招聘需求確認書》《薪酬發放明細單》及各類調整通知書，確保資訊真實、準確、完整，並及時同步代付方;

3.

負責向員工傳達甲方的業務規範、工作要求，開展業務培訓及業績考核;

4.

負責提前告知員工服務費扣除規則，協調處理員工因薪酬支付、扣費、招聘資訊與實際不符產生的異議或諮詢;

5.

對乙方、代付方在服務過程中披露的商業資訊、員工個人資訊等承擔保密義務，不得洩露給任何第三方;

6.

確保代付方具備按時付款及開票的履約能力，並就代付方的違約行為向乙方承擔連帶責任。

(二) 乙方權利義務

有權要求甲方提供開展招聘、薪酬支付、社保繳納及開票服務所需的必要資訊和資料，有權按約定收取服務費;

1.

按本協議約定及時、準確完成招聘執行、薪酬支付、社保公積金繳納，確保符合中國境內相關法規;

嚴格遵守保密義務，對在服務過程中獲取的甲方商業資訊、員工個人資訊(含姓名、聯繫方式、薪酬標準、身份信息等)承擔保密責任，非經法律規定或甲方書面同意，不得向任何第三方洩露;乙方在提供服務過程中獲取的甲方商業資訊、員工個人資訊，應遵守《中華人民共和國個人信息保護法》及相關跨境數據傳輸規定。未經甲方書面同意或法律強制要求，不得跨境傳輸或向第三方披露;

2.

及時回應甲方的調整通知及諮詢，配合甲方完成季度核對工作，提供必要的說明和資料;

3.

配合代付方完成開票所需資料的提供，包括《服務費用明細確認單》等;

4.

不得擅自截留、挪用代付方轉付的各項資金，不得擅自變更薪酬金額、扣費標準、招聘資訊;

5.

知識產權歸屬與保密義務：

乙方作為員工的法定雇主，有義務並承諾在其與每一位員工簽訂的《勞動合同》中，以醒目、無歧義的條款明確約定以下內容，並確保員工知悉、理解並同意：

a. **知識產權歸屬**：員工在受僱於乙方並為甲方提供服務期間（包括利用甲方的物質技術條件、業務信息或在工作時間內），獨自或與他人共同創造的任何及所有構思、發明、創作、開發、改進、專有技術、計算機軟件、源代碼、目標代碼、文檔、設計、規格、數據、技術訣竅、解決方案、報告、著作權作品及其他任何形式的知識產權（無論是否可申請註冊）（統稱"職務成果"），其全部知識產權、所有權及一切相關權益**自創作完成之日起即永久、無條件、不可撤銷地轉讓並歸屬於甲方所有**。

b. **乙方協助義務**：乙方應盡商業上的合理努力，確保並促使員工簽署所有必要的文件（包括但不限於轉讓聲明、委託書等），並採取一切必要行動，以協助甲方或其指定方在任何國家或地區確認、維護、保護和行使甲方對上述職務成果的權利。此義務不因本協議或員工《勞動合同》的終止而失效。

c. **保密義務**：員工對在服務期間接觸到的甲方的任何商業秘密、專有信息、技術資料、客戶名單、經營信息等（統稱"保密信息"）負有嚴格的保密義務。此保密義務的期限不因員工與乙方勞動關係的終止而終止。

d. **競業限制**：根據甲方的書面要求，乙方應與接觸甲方核心保密信息的員工簽訂合理的競業限制協議，約定在勞動關係終止後一定期限內，員工不得在與甲方存在競爭關係的機構從事特定工作。

e. **保證與賠償**：乙方保證其與員工的《勞動合同》及相關協議的條款足以實現上述 a 至 d 項的約定。如因乙方提供的合同條款瑕疵或履行監督不力，導致任何職務成果未能歸屬於甲方或發生保密信息洩露、競業行為的，乙方應承擔全部賠償責任，並負責採取一切補救措施。

6.

招聘過程中遵守中國境內勞動法規及招聘市場規則，不得發布虛假崗位資訊、不得歧視候選人，承擔因違規招聘產生的法律責任;

7.

就代付方未按時轉付款項導致的支付延遲，有權要求甲方直接支付或承擔違約責任。

第七條 違約責任

7.1 甲方逾期劃轉資金給代付方的，每逾期一日按未劃轉金額的 0.1%向乙方支付違約金;逾期超 15 日的，乙方有權解除本協議，並要求甲方結清全部未付款項及違約金。

7.2 代付方逾期轉付資金給乙方的，視為甲方逾期付款，每逾期一日甲方按對應金額的 0.1%向乙方支付違約金;因代付方操作失誤導致錯付、漏付的，甲方應督促代付方在 1 個工作日內糾正，並就乙方因此產生的直接損失承擔賠償責任;逾期超 15 日的，乙方有權解除本協議。

7.3 乙方未按約定時限完成薪酬支付、社保繳納的，每逾期一日按對應金額的 0.1%向甲方支付違約金;因乙方操作失誤導致錯付、漏付、漏繳的，乙方應在 1 個工作日內糾正並賠償甲方因此產生的直接損失。

7.4 代付方未按約定開具 INVOICE 的，甲方有權要求乙方直接開具發票替代，或要求代付方限期糾正;因此導致甲方損失的，甲方有權向代付方追償，乙方應提供必要協助。

7.5 乙方違反保密義務或擅自變更支付、招聘資訊的，應向甲方支付違約金 5,000 元(人民幣)，造成甲方實際損失的，另行全額賠償，甲方有權解除本協議。

7.6 乙方未按"[redacted]元/人/月"標準違規扣費的，應在甲方通知後 2 個工作日內糾正，退還多扣款項或補足少扣金額;造成員工損失的，由乙方承擔賠償責任。

7.7 甲方提供的招聘需求、薪酬資訊不真實或不符合中國境內法規，導致招聘失敗、員工投訴或勞動爭議的，由甲方承擔全部責任，乙方應配合處理，產生的額外費用由甲方承擔。

7.8 乙方未按約定開展招聘工作，導致招聘逾期或員工入職後提出異議的，乙方應免費補充招聘;造成甲方經濟損失的，乙方應予以賠償。

第八條 協議期限與解除

8.1 本協議自雙方簽字蓋章之日起生效，有效期為 3 年;期滿前 30 日，雙方均未提出書面終止意向的，本協議自動續約 3 年，後續續約以此類推。

8.2 一方如需提前解除本協議，應提前 15 日書面通知對方，經雙方協商一致並結清全部款項後，協議方可解除;未經協商一致擅自解除的，應向對方支付違約金 5,000 元(人民幣)，造成損失的另行賠償。

8.3 協議終止後，乙方應完成當月薪酬支付、社保公積金繳納工作，代付方應完成最終代付及開票工作，甲方應結清全部未付款項;乙方應在協議終止後[10]日內，向甲方移交相關招聘記錄、薪酬支付記錄等資料。

第九條爭議解決

9.1 雙方因本協議的訂立、履行、解釋或爭議解決等產生的一切糾紛，應首先通過友好協商解決。

9.2 協商不成的，任何一方均有權向香港特別行政區高等法院提起訴訟，訴訟費用由敗訴方承擔。

第十條其他條款

10.1 本協議未盡事宜，雙方可另行簽訂補充協議；補充協議與本協議內容不一致的，以補充協議為准。

10.2 本協議一式兩份，甲乙雙方各執一份，每份具有同等法律效力，自雙方簽字蓋章之日起生效。

10.3 代付方安排：甲方指定融匯貫通投資顧問（深圳）有限公司作為代付方，代付方就代付款項向甲方開具 INVOICE。代付方非本協議簽約方，但其付款及開票行為視為甲方履行本協議的一部分，甲方就代付方的違約行為向乙方承擔連帶責任。甲方保證代付方具備足夠履約能力，如代付方未能按時轉付或開具 INVOICE，甲方同意直接向乙方支付並承擔相應違約責任。。

10.4 管轄法例：本協議適用香港特別行政區法律並據此解釋。本協議任何爭議提交香港特別行政區高等法院解決。

甲方（蓋章）：福爾摩沙（香港）有限公司

授權人：[redacted]

簽訂日期：2022 年 12 月 5 日

乙方（蓋章）：廈門共果人力資源有限公司

授權人：[redacted]

簽訂日期：2022 年 12 月 5 日